SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
ALLSPRING ALTERNATIVE FUNDS
ALLSPRING COREBUILDER SHARES
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
ALLSPRING MONEY MARKET FUNDS
ALLSPRING MULTI-ASSET FUNDS
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
ALLSPRING SPECIALTY FUNDS
ALLSPRING TARGET DATE RETIREMENT FUNDS
ALLSPRING TAXABLE FIXED INCOME FUNDS
ALLSPRING U.S. EQUITY FUNDS
ALLSPRING VARIABLE TRUST FUNDS
(Each a “Fund”, together the “Funds”)

Effective immediately, the table providing detailed information relating to each Fund’s Officers included in the section entitled “Trustees and Officers” is replaced with the following:

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer[2]
OFFICERS
Andrew Owen (Born 1960)	President, since 2017

President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)

Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Kate McKinley (Born 1977)	Chief Legal Officer since 2021

Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.

Chris Baker (Born 1976)	Chief Compliance Officer since 2022

Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Secretary, since 2021

Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1.	Length of service dates reflect the Officer’s commencement of service with the Trust’s predecessor entities, where applicable.
2.	For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

January 7, 2022